EXHIBIT 99.1


               WITS BASIN ANNOUNCES 2003 ANNUAL FINANCIAL RESULTS

Minneapolis, Minnesota, March 1, 2004. Wits Basin Precious Minerals Inc., (OTCBB: WITM) announced today its financial results for the year ended December 31, 2003. Net sales for the year ended December 31, 2003 were $132,455, compared with $499,378, for the same period in 2002. Net loss from continuing operations for the year ended December 31, 2003 was $2.505 million, or $0.16 per share, compared with net loss from continuing operations of $3.913 million, or $0.31 per share, for the same period in 2002.

On March 14, 2003, we completed the sale of our Hosted Solutions Business, which was our only source of revenue from continuing operations. On April 30, 2003, we completed the sale of substantially all of the assets of our Accounting Software Business, which is reported as discontinued operations. On June 26, 2003, we began our new business model as a precious minerals exploration company after we acquired two exploration projects in a transaction with Hawk Precious Minerals USA, Inc. Therefore, we do not anticipate having any future revenues until an economic mineral deposit is discovered or unless we complete other acquisitions or joint ventures with business models that produce such results.

Wits Basin' CEO H. Vance White said, "We will continue to review additional opportunities in other precious mineral properties that we may add to our current asset base."

               WITS BASIN PRECIOUS MINERALS INC., AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           Years Ended December 31,

                                                     2003              2002              2001
                                                 ------------      ------------      ------------
Revenues                                         $    132,455      $    499,378      $    462,800
Operating expenses:
  Costs of goods sold                                  35,354           588,488           191,422
  Selling, general and administrative               1,614,130         3,339,590         5,952,067
  Depreciation and amortization                       622,003           144,962         1,641,875

  Exploration expenses                                500,000                --                --
  Product development                                      --           134,217           562,762
  Loss on disposal of assets                              884           114,037            55,194
  Loss on impairment of goodwill                           --           417,273                --
  Loss on sale of prepaid royalties                   434,895                --                --
                                                 ------------      ------------      ------------
    Total operating expenses                        3,207,266         4,738,567         8,403,320
                                                 ------------      ------------      ------------
Loss from operations                               (3,074,811)       (4,239,189)       (7,940,520)


Other income (expense)                                569,689           326,038           151,963
                                                 ------------      ------------      ------------
Loss from continuing operations                    (2,505,122)       (3,913,151)       (7,788,557)

  Gain (loss) from Discontinued Operations             60,801        (5,745,604)       (1,658,251)
                                                 ------------      ------------      ------------

Net Loss                                         $ (2,444,321)     $ (9,658,755)     $ (9,446,808)

Basic and diluted net loss per common share:
  Continuing operations                          $      (0.16)     $      (0.31)     $      (0.95)
  Discontinued operations                                  --             (0.46)            (0.20)
   Net Loss                                      $      (0.16)     $      (0.77)     $      (1.15)

Basic and diluted weighted average
   common shares outstanding                       15,361,315        12,532,354         8,210,326

               WITS BASIN PRECIOUS MINERALS INC., AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                     December 31,

                                                                2003              2002
                                                             ------------      ------------
Assets
Current assets
  Cash and cash equivalents                                  $    363,990      $     13,211
  Accounts receivable, net                                             --            35,107
  Prepaid expenses                                                612,777            35,542
                                                             ------------      ------------
    Total current assets                                          976,767            83,860

Property and equipment, net                                            --           123,505
Prepaid royalties, net                                                 --           975,000
Prepaid exploration costs                                       1,300,000                --
Exploration intangibles, net                                    4,707,321                --
                                                             ------------      ------------
                                                             $  6,984,088      $  1,182,365
                                                             ============      ============

Liabilities and Shareholders' Equity
Current Liabilities
  Accounts payable                                           $     87,637      $    304,526
  Net liabilities of operations of discontinued
     Accounting software business                                      --            93,078
  Accrued expenses                                                 19,098           195,628
                                                             ------------      ------------
    Total current liabilities                                     106,735           593,232
                                                             ------------      ------------

Accrued guarantee fee                                              30,000                --
                                                             ------------      ------------

Shareholders' Equity
  Common stock, $.01 par value, 150,000,000
    shares authorized; 30,297,181 and 13,264,681 shares
    issued and outstanding at December 31, 2003 and 2002          302,972           132,647
  Additional paid-in capital                                   27,423,258        22,616,833
  Stock subscription receivable                                        --        (2,000,000)
  Deferred compensation                                                --          (182,213)
  Warrants                                                      4,146,438         2,602,860
  Accumulated deficit                                         (25,025,315)      (22,580,994)
                                                             ------------      ------------
    Total shareholders' equity                                  6,847,353           589,133
                                                             ------------      ------------
                                                             $  6,984,088      $  1,182,365
                                                             ============      ============

About Wits Basin Precious Minerals Inc.

We are a precious minerals exploration company. We currently have interest in three projects: the FSC Project in South Africa (in which we are a passive investor), the Holdsworth Property near Wawa, Ontario, Canada and the 4 properties of Brazmin located in South America. Our common stock trades on the Over-the-Counter Bulletin Board under the symbol "WITM." Wits Basin is headquartered in Minneapolis, MN with offices in Toronto, ON.

Risk Factors

Except for historical information contained herein, this news release also includes forward-looking statements. All statements regarding potential mineralization and reserves, exploration results and future objectives of ours, are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. We are under no obligation to, and expressly disclaim any such obligation to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

The exploration for and development of mineral deposits involves significant financial risks, which even experience and knowledge may not eliminate, regardless of the amount of careful evaluation applied to a process. While the discovery of a mineral deposit may result in substantial rewards, few properties are ultimately developed into producing mines. Moreover, we cannot make any estimates regarding probable reserves and mineral resources in connection with any of our projects. Therefore, no assurance can be given that any size of reserves or grades of reserves will be realized. If a discovery is made, the mineral deposit discovered, assuming recoverable, may differ from the reserves and mineral resources already discovered and recovered by others in the same region of the planned areas of exploration.

The cost of exploration and exploitation can be extensive and there is no assurance that we will have the resources necessary or the financing available to pursue projects we currently hold interests in or to acquire interests in other mineral exploration projects that may become available. The risks are numerous and detailed information regarding these risks may be found in filings made by us with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and reports on Form 8-K.

Contact Information:
Wits Basin Precious Minerals Inc.
H. Vance White, CEO, 416.214.2250 or 866.214.WITM(9486);
Mark D. Dacko, CFO, 612.664.0570
www.witsbasin.com